Filed pursuant to Rule 497(c)

Registration No. 333-07305

FRONTIER FUNDS

PROSPECTUS

Frontier Caravan Emerging Markets Fund

Institutional Class Shares (FCEMX)

Service Class Shares (FCESX)

Frontegra Asset Management, Inc.

Beginning in December 2021 for the Fund, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank).  If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future reports in paper free of charge.  You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-825-2100 to let the Fund know of your request.  Your election to receive reports in paper will apply to all funds held with Frontier Funds, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

September 19, 2019

As supplemented December 4, 2019

TABLE OF CONTENTS

Summary Section	2

Principal Investment Strategy and Related Risks	6

Financial Highlights	10

Fund Management	10

Your Account	11

Distribution and Shareholder Servicing Arrangements	16

Exchange Privilege	17

Valuation of Fund Shares	18

Distributions and Federal Income Tax Treatment	18

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontier Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

SUMMARY SECTION

Investment Objective.  The investment objective of the Frontier Caravan Emerging Markets Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Service
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Service Fee (for shares redeemed by wire)	$15.00	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)
Shareholder Servicing Fee	NONE	0.15%
Additional Other Expenses	1.30%	1.30%
Total Other Expenses	1.30%	1.45%
Total Annual Fund Operating Expenses	2.00%	2.15%
Less: Fee Waiver/Expense Reimbursement(2)	(1.20)%	(1.20)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.95%

(1)         “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)         Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets attributable to the Institutional Class and Service Class shares, respectively.  Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund’s expense ratio to exceed the lesser of:  (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment.  The expense cap/reimbursement agreement will continue in effect until October 31, 2021 and may be terminated only by, or with the consent of, the Board of Directors of the Company.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense cap agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$82	$387
Service Class	$97	$434

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  As the Fund had not yet commenced operations as of the date of this Prospectus, there is no portfolio turnover information to provide at this time.

Principal Investment Strategy.  Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of emerging market companies.  The Fund invests primarily in common stocks, preferred stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Caravan Capital Management, LLC, the Fund’s subadviser (“Caravan”), defines emerging markets as those countries included in the MSCI Emerging Markets Index.  As of July 31, 2019, emerging markets in this index include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.  The countries that comprise emerging markets may change from time to time as the index is reconstituted.  The Fund may invest up to 20% of its net assets in companies located in markets other than emerging markets.  For example, the Fund may invest in companies located in frontier markets that Caravan expects may graduate to emerging market status through inclusion in the MSCI Emerging Markets Index in the near future.  Caravan defines frontier markets as those countries included in the MSCI Frontier Markets Index.

The Fund may invest in companies of any size.  The Fund will concentrate its investments in the banking industry.  As a result, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry.

While the Fund does not focus in securities of any individual country as part of its principal investment strategy, the Fund is expected to have significant investments in the securities of companies operating in China.  Issuers operating in China represent a large segment of the MSCI Emerging Markets Index and as such, may represent a significant weight in the Fund’s portfolio.

Caravan generally will sell a security when, among other items, it is no longer included in the MSCI Emerging Markets Index, or as part of the country weight and stock rebalancing process.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions, leading to fluctuations in the Fund’s share price.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights than more developed foreign markets.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid than securities in more developed markets.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.

•                  China Industry Risk.  The Fund may have significant investments in companies located in China.  Risks associated with investments in China include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Depositary Receipts Risks.  The risks of depositary receipts (including ADRs and GDRs) include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Sector Weightings Risk.  To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.  If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Concentration Risk.  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries.  The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Small- and Medium-Capitalization Companies Risk.  Small-capitalization and medium-capitalization companies are often more volatile and less liquid than larger companies.  Securities of these companies may be subject to greater and more abrupt price fluctuations and may be more susceptible to market pressures and business failures.  Stocks of small- and medium-sized companies may underperform the stocks of larger companies as an asset class.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Frontier Markets Risks.  Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier market countries.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.  Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss.

Preferred Stock Risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Cash and Cash Equivalents Risk.  To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective.  This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that Caravan would like to sell.  Caravan may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.  Performance information for the Fund is not included because the Fund only recently commenced operations.

Management.

Investment Adviser and Subadviser.  Frontegra is the investment adviser to the Fund.  Caravan Capital Management LLC is the subadviser to the Fund.

Portfolio Manager.  Cliff Quisenberry, founder, Chief Executive Officer, and Chief Investment Officer of Caravan, is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager of the Fund since its inception in 2019.

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The Fund’s minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$100,000	$1,000
Service Class	$10,000	$1,000

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of funds from these tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.  This investment objective may be changed without shareholder approval.

Principal Investment Strategy.

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of emerging market companies.  The Fund invests primarily in common stocks, preferred stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and collectively with ADRs, “DRs”).  The Fund expects to invest in DRs that are both sponsored or unsponsored as part of its principal investment strategy.  A purchaser of unsponsored DRs may not have complete voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored DR.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs are receipts typically issued by a foreign bank or trust company evidencing ownership of the underlying securities.

The Fund’s subadviser, Caravan, seeks to employ a disciplined investment process that ranks each country based on several factors, such as relative valuation, volatility, and correlation.  The weighted sum of the factors determines the country score.  Using the country score, each country is weighted using a proprietary algorithm that determines country weights subject to adjustments deemed advisable by the portfolio manager.  On a periodic basis, the country weights are rebalanced by Caravan to target weights based on changes in price movements and valuations.  Security positions in the Fund are generally based upon the weight of the country in the Fund, the security’s weight within its country, sampling techniques, industry tilts and other factors that may be modified based on internal research.  The Fund will concentrate its investments in the banking industry.  As a non-principal investment strategy, Caravan generally excludes investments in securities in the tobacco, coal mining, gambling, defense, and alcohol industries and companies involved in abortion or embryonic stem cell research.  Caravan generally will sell a security when it is no longer included in the MSCI Emerging Markets Index, or as part of the country weight and stock rebalancing process.  In addition, Caravan may sell a position for tax or liquidity reasons.

The Fund will provide shareholders with at least a 60-day notice of any change in the Fund’s policy to invest at least 80% of its net assets in the types of securities suggested by its name.  The 80% limitation is measured at the time of investment.

Cash or Similar Investments.  The Fund may hold up to 20% of its total assets in cash, money market mutual funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash.

Temporary Defensive Positions; Temporary Investment Measures.  The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  The Fund may temporarily depart from the policy to invest at least 80% of its assets in the types of securities suggested by its name when doing so is believed to be in the Fund’s best interest, so long as the investment is consistent with the Fund’s investment objective.  For instance, the Fund may temporarily invest in exchange-traded funds or other registered investment companies when Caravan deems appropriate, such as in response to economic or market conditions or when needed for liquidity or access to certain markets.  To the extent the Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Additional Principal Risk Information

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  U.S. and international markets have also experienced volatility in recent years due, in part, to uncertainties regarding whether the Federal Reserve will raise or lower the Federal Funds rate, inflation and wage growth, the effect of tax reform, trade tensions and tariffs imposed by the U.S. and other countries, other legislative, economic and regulatory developments, and how the financial markets will react to the foregoing.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Emerging Markets Risks.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems than more developed foreign markets.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid than securities in more developed markets.  Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issues or industries.  Investments in emerging market securities may be more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  In addition to withholding taxes on investment income, some countries with emerging markets may impose different capital gains taxes on foreign investors.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Geopolitical events may cause market disruptions.  For example, the UK has voted to leave the EU following the Brexit referendum.  It is expected that the UK will exit the EU; however, the timeframe and manner of the UK’s exit are unknown.  There is significant market uncertainty regarding Brexit’s ramifications.  It is possible that Brexit or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

China Investing Risk.  The Fund may have significant investments in companies located in China.  Risks associated with investments in China include risks related to governmental policies and risks to the economy from trade or political disputes with China’s trading partners.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

DRs Risks.  The Fund invests in foreign securities by purchasing ADRs and GDRs.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  DRs are typically issued by a U.S. or foreign bank or trust company evidencing its ownership of the underlying securities.  The risks of such DRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Sector Weightings Risk.  To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector.

Concentration Risk.  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries.  Investment opportunities in many emerging markets may be focused in the banking industry.  The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit.

Stock Selection Risks.  Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Small- and Medium-Capitalization Company Risks.  Small-capitalization and medium-capitalization companies are often more volatile and less liquid than larger companies.  The frequency and volume of trading in securities of medium-capitalization and small-capitalization companies may be substantially less than is typical of larger companies.  Securities of these companies may be subject to greater and more abrupt price fluctuations and may be more susceptible to market pressures and business failures.  Stocks of small- and medium-sized companies may underperform the stocks of larger companies as an asset class.

New Fund Risks.  As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Frontier Markets Risks.  Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries.  The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets.  Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties.  Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss.  In addition to withholding taxes on investment income, some countries with frontier markets may impose different capital gains taxes on foreign investors.  All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Preferred Stock Risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Other Investment Companies Risk.  The Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies as a temporary strategy.  You will indirectly bear fees and expenses charged by the underlying funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Accordingly, the cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying investment company.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained.

Cash and Cash Equivalents Risk.  To the extent the Fund holds cash and cash equivalents positions, even strategically, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective.  This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell the quantity or sell at the time and price that Caravan would like to sell.  Caravan may have to lower the price, sell other securities instead or forego an investment opportunity.

Cybersecurity Risks.  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, Caravan, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the date of this Prospectus, there are no financial highlights available at this time.

FUND MANAGEMENT

Adviser.  Frontegra is the Fund’s investment adviser and supervises the management of the Fund’s portfolio by Caravan, subject to the oversight of the Board of Directors of the Company (the “Board”).  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.

A discussion regarding the Board’s basis for approving the investment advisory agreement and subadvisory agreement will be included in the Company’s first annual or semi-annual report.

Management Fees.  The Company, on behalf of the Fund, has entered into an investment advisory agreement with Frontegra pursuant to which Frontegra supervises the management of the Fund’s investments and provides various administrative services to the Fund.  Under the investment advisory agreement, the Fund compensates Frontegra at the annual rate of 0.70% of the Fund’s average daily net assets.

Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses at least through October 31, 2021 to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 0.80% and 0.95% of the Fund’s average daily net assets for Institutional Class and Service Class shares, respectively.  The current expense cap/reimbursement agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.  The expense cap/reimbursement agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  The expense cap/reimbursement agreement may have the effect of increasing the Fund’s overall expense ratio during any periods where Frontegra recoups previously waived or reimbursed expenses, subject to the expense limitation in place at the time of recoupment.

Subadviser.  Caravan was organized in 2009 and is located at 950 Pacific Avenue, Suite 500, Tacoma, WA 98402.  In addition to providing portfolio management services to the Fund, Caravan serves as investment adviser to private investment funds, separately managed accounts and another registered investment company.  As of June 30, 2019, Caravan had approximately U.S. $48 million under management.

Frontegra has entered into a subadvisory agreement with Caravan under which Caravan manages the Fund’s portfolio, subject to Frontegra’s supervision.  Under the subadvisory agreement, Caravan is compensated by Frontegra for its investment subadvisory services based on a percentage of the net advisory fee received by Frontegra.  Caravan has agreed to share in any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement.

Portfolio Manager.  The Fund is managed by Cliff Quisenberry.  Mr. Quisenberry is the founder of and has been Chief Executive Officer and Chief Investment Officer of Caravan since its inception in 2008.  Mr. Quisenberry has over 30 years of experience in the investment management industry, including over 20 years of experience managing portfolios of emerging market equities.  Mr. Quisenberry began his career in 1987 at Fred Alger Management in New York as a research associate and was a Vice President and portfolio manager at Cutler & Company from 1990 to 1994.  He served as Director of Research and Product Development and chief of emerging market strategies at Parametric, a Seattle-based subsidiary of Eaton Vance, where he served as chief of emerging market strategies from 1995 until 2007 and where he also served as a portfolio manager of an emerging markets mutual fund.  Mr. Quisenberry graduated magna cum laude from Yale University in 1987 with a BA degree in Economics.  He has been a CFA Charterholder since 1990.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV for a class of shares is determined by adding the value of the Fund’s investments, cash and other assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to the Institutional Class and Service Class shares of the Fund, the NAV of the two classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”), receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, other financial intermediaries and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Initial Investment by Mail.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontier Funds, Inc.” to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Initial Investment by Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:                                                                             U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit to:                                                                     U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit to:                              Frontier Funds, Inc.

Frontier Caravan Emerging Markets Fund

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Investment through Financial Intermediaries.  Alternatively, you may place an order to purchase shares of the Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  An order is deemed to be placed when the Fund, or a Financial Intermediary on the Fund’s behalf, receives the order in proper form.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing, selling or exchanging shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, corporation, business trust, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of your legal entity prior to the opening of your account.  We may also ask for other identifying documents or information to verify the shareholder’s identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares:  Institutional Class shares and Service Class shares.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  In addition, Service Class shares impose a shareholder servicing fee that is assessed against the assets of the Fund attributable to that class.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontier Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments by Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 90 days or less.  Once your redemption request is received in proper form, the Fund typically expects to pay redemption proceeds by check mailed to you within two business days, by wire on the next business day or electronic credit via the Automated Clearing House (“ACH”) network within two or three business days.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund but, in any event, no later than seven calendar days after receipt of a redemption request.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders that invest through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  Under normal market conditions, the Fund expects to use holdings of cash or cash equivalents or sell portfolio assets to meet redemption requests.  Under unusual market conditions such as times of market stress, the Fund reserves the right to make redemptions in kind as discussed below and may enter into a line of credit with a bank or borrow money (subject to the limits in the Fund’s investment policy on borrowing) to meet redemption requests.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or Caravan and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund generally pays redemptions in cash, but reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets in any 90-day period.  In such cases, you may incur brokerage costs in converting these securities to cash.  The Fund expects that while unlikely, any redemption in kind would be made as a pro rata portion of the Fund’s portfolio, or a representative basket if the redemption is not large enough to distribute a pro rata portion.  The Fund expects that any redemptions in kind will be made with marketable securities.  However, you would bear any market risk until the securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 90 days or less from their date of purchase.  The 90-day period during which shares are subject to the redemption fee commences on the day after the shares are purchased.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•                  shares purchased through retirement plans in limited circumstances;

•                  shares acquired through re-investments of Fund distributions; or

•                  shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when changing account ownership; and

•                  in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and $1,000 for Service Class shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.  If you hold your Fund shares in a taxable account, termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 888-825-2100 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Fund’s discretion in consultation with Frontegra or Caravan, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, Caravan and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption fee for redemptions or exchanges of shares 90 days or less after their date of purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity and any waivers of the short-term redemption fee.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies.  As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Shareholder Servicing Fee.  The Company, on behalf of the Fund’s Service Class, has adopted a shareholder servicing plan (the “Service Plan”).  Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class shareholders.  Service Class shares of the Fund may also make payments to Financial Intermediaries for initial set-up fees for new funds and/or share classes so that the underlying customers of the Financial Intermediaries may receive sub-transfer agent, administrative, recordkeeping, sub-accounting and other non-distribution services.

Payments to Financial Intermediaries.  From time to time, the Company or the Distributor enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or Frontegra make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund.  In some circumstances, Institutional Class shares of the Fund directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent.  Service Class shares of the Fund pay a shareholder servicing fee as described above.  Caravan has agreed to reimburse Frontegra for a portion of the payments it makes to Financial Intermediaries for sub-transfer agent and other administrative services.

In addition, the Distributor or Frontegra may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or Frontegra may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or Frontegra may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or Frontegra and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any service fees payable under the shareholder servicing arrangements as noted above.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment between classes or from one Frontier Fund to another Frontier Fund at any time by written request, if you meet the minimum investment requirements for the class and fund into which you would like to exchange, and if the class and fund are open to new investors.  Before exchanging your shares, you should first carefully read the Prospectus for the fund into which you are exchanging and consider the tax consequences if you hold your investment in a taxable account.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and if you hold your Fund shares in a taxable account, will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  However, a conversion from one class to another class within the same Fund will not be a taxable transaction.

Exchange requests should be directed to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  If your shares are held in an account with a Financial Intermediary, contact the Financial Intermediary.  A Financial Intermediary may impose conditions on exchanges in addition to those disclosed in this prospectus.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontier Fund, you may be subject to the redemption fee described above under “Your Account — Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or Caravan in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Fund has retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  If your account is not a tax-deferred retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions) generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.) and the shareholder satisfies certain holding period requirements.  For non-corporate shareholders, such “qualified dividend” income is currently eligible for the reduced federal income tax rates applicable to long-term capital gains.

If the Fund distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss), then such distributions will be taxable as long-term capital gain, whether reinvested in additional Fund shares or received in cash, and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the distribution.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash, Fund shares, or in-kind securities received in the distribution, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of net capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then-prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gain or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then-current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale, exchange or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale, exchange or redemption proceeds, including in-kind proceeds, are more or less than your adjusted basis in the sold, exchanged or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale, exchange or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontier Fund generally will have similar tax consequences to a sale or redemption of Fund shares.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Medicare Tax.  In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or other Taxpayer Identification Number or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income or assess taxes on capital gains.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it makes such an election.

Cost Basis Reporting.  The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired, when the shareholder subsequently sells, exchanges or redeems those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
Steven K. Norgaard	Frontier Funds, Inc.
James M. Snyder	c/o U.S. Bank Global Fund Services, LLC
615 East Michigan Street, 3rd Floor
OFFICERS	Milwaukee, Wisconsin 53202-5207

William D. Forsyth III	For regular mail deliveries, use:
Elyce D. Dilworth	Frontier Funds, Inc.
c/o U.S. Bank Global Fund Services, LLC
INVESTMENT ADVISER	P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Frontegra Asset Management, Inc.
400 Skokie Boulevard, Suite 500	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Northbrook, Illinois 60062

SUBADVISER	Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Caravan Capital Management, LLC	Milwaukee, Wisconsin 53202
950 Pacific Avenue, Suite 500
Tacoma, Washington 98402	LEGAL COUNSEL

CUSTODIAN	Godfrey & Kahn, S.C.
833 E. Michigan Street, Suite 1800
U.S. Bank, N.A.	Milwaukee, Wisconsin 53202
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•                  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•                  Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Fund’s investment adviser, Frontegra Asset Management, Inc., and Frontegra Strategies, LLC, the principal distributor of the Fund’s shares.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as subadvisers, transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

This Page is Not a Part of the Prospectus

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders as they become available.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the annual and semi-annual reports will be available, free of charge, on the Company’s website at http://www.frontiermutualfunds.com.

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov.

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.